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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 8, 1996 (JUNE 21, 1996)

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        0-24787                      51-0310342
       (State or other           (Commission file number)             (IRS employer
       jurisdiction of                                             identification no.)
       incorporation)
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                 2828 NORTH HASKELL AVENUE, DALLAS, TEXAS 75204
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 841-6111

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On June 21, 1996, Affiliated Computer Services, Inc. (the "Company") acquired 100% of the stock of The Genix Group, Inc. ("Genix") from MCN Investment Corporation ("MCN Investment") for approximately $137.5 million in cash (the "Acquisition"). The consideration was determined by arms-length negotiations between representatives of the Company and Genix.

    Genix, headquartered in Dearborn, Michigan, provides nationwide data processing outsourcing services. Genix focuses primarily on providing a diverse set of data processing outsourcing solutions to companies and delivering data processing services on a remote basis from host data centers. The mission critical application systems processed by Genix for its customers include claims management, manufacturing, retail and wholesale distribution, and financial systems. In addition to data processing services, Genix provides network management services, electronic printing, mailing and fulfillment services, application management services, and business process solutions.

    Prior to the Acquisition, Genix owned plant, equipment, and other physical property devoted principally to its general outsourcing business. The Company intends that Genix and the Company will continue to devote these assets for the same purpose.

    To finance the Acquisition, the Company incurred approximately $137.5 million in bank debt under its revolving credit agreement, as amended (the "Amended Credit Agreement"), with Wells Fargo Bank (Texas), N.A. and Bank One, Texas, N.A. On June 28, 1996, the Company received net proceeds of approximately $91.9 million (before offering expenses) in connection with an underwritten public offering of its Class A Common Stock, which were used to repay a portion of the debt under the Amended Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Genix (incorporated by reference to the Company's Registration Statement on Form S-3, Registration No. 333-05639).

Independent Auditors' Report
Consolidated Statement of Financial Position as of December 31, 1994 and 1995 Consolidated Statements of Income for the Years Ended December 31, 1993, 1994
  and 1995
Consolidated Statements of Cash Flows for the Years Ended December 31, 1993,
  1994 and 1995
Notes to Consolidated Financial Statements

Consolidated Interim Financial Position as of March 31, 1996
Condensed Consolidated Interim Statement of Income for the Three Months Ended
  March 31, 1995 and 1996
Condensed Consolidated Interim Statement of Cash Flows for the Three Months
  Ended March 31, 1995 and 1996
Notes to Condensed Consolidated Interim Financial Statements

    (b)  Pro Forma Financial Information (Unaudited).

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 and Related
  Notes
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months
  Ended March 31, 1996 and Related Notes
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June
  30, 1995 and Related Notes

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    (c)  Exhibits.

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
       2 Stock Purchase Agreement, dated May 31, 1996, by and between MCN Investment Corporation and the Company (incorporated by reference to Exhibit 2.5 to the Company's Registration Statement on Form S-3, Registration No. 333-05639)

      23   Consent of Deloitte & Touche LLP.

     99.1  Financial Statements  of  Genix  (incorporated  by  reference  to  the
           Company's   Registration  Statement  on  Form  S-3,  Registration  No.
           333-05639).

     99.2  Pro Forma Financial Information.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AFFILIATED COMPUTER SERVICES, INC.

Date: July 8, 1996                        By:          /s/ MARK A. KING

                                             -----------------------------------
                                                        Mark A. King
                                                EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER

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                               INDEX TO EXHIBITS

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
 EXHIBIT
 NUMBER                                                  DESCRIPTION
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
        2  Stock Purchase Agreement, dated May 31, 1996, by and between MCN Investment Corporation and the Company
           (incorporated by reference to Exhibit 2.5 to the Company's Registration Statement on Form S-3,
           Registration No. 333-05639).

      *23  Consent of Deloitte & Touche LLP.

     99.1  Financial Statements of Genix (incorporated by reference to the Company's Registration Statement on Form
           S-3, Registration No. 333-05639).

    *99.2  Pro Forma Financial Information.
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* Filed herewith.